ENTERPRISE FINANCIAL

2012 Annual Shareholders Meeting

James J. Murphy, Jr.

Chairman

WELCOME NEW BOARD MEMBER



Judy Heeter
Pathfinder Consulting, LLC
President

ENTERPRISE FINANCIAL



FINANCIAL SUMMARY

Frank H. Sanfilippo
Executive Vice President & CFO

FORWARD-LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2011 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

ENTERPRISE FINANCIAL

ANNUAL FINANCIAL COMPARISON

(dollars in millions, except per share)

	2010	2011
Net income	$5.6	$25.4
Earnings per share	$0.21	$1.34
Net interest income	$84.0	$112.7
Provision for loan losses	$33.7	$16.1
Fee income*	$18.2	$22.0
Non-interest expense	$62.6	$77.7
Return on average assets	0.13%	0.74%
Return on average common equity	2.12%	12.67%

*Excludes change in FDIC indemnification asset

ENTERPRISE FINANCIAL

ANNUAL RETURNS VS. PEERS


12.67%
8.24%
0.74%
0.87%
Enterprise
Peers
Return on
Average Common Equity
Enterprise
Peers
Return on
Average Assets

Peers represent median of banks $1-10 billion, commercial loans > 20%, consumer loans < 10%
Source: SNL

ENTERPRISE FINANCIAL

FIRST QUARTER FINANCIAL COMPARISON

(dollars in millions, except per share)

	2011	2012
Net income	$4.1	$6.2
Earnings per share	$0.23	$.31
Net interest income	$22.7	$30.6
Provision for loan losses	$3.6	$4.0
Fee income*	$4.2	$6.9
Non-interest expense	$18.0	$21.4
Return on average assets	0.49%	0.68%
Return on average common equity	9.39%	10.54%

*Excludes change in FDIC indemnification asset

ENTERPRISE FINANCIAL

SUMMARY OF FIRST QUARTER PERFORMANCE

	1st Quarter 2012 vs. 1st Quarter 2011 GROWTH
Earnings per Share	35%
Total Deposits	11%
Commercial & Industrial Loans	29%
Net Interest Income	35%
Fee Income	63%

*Excludes change in FDIC indemnification asset

ENTERPRISE FINANCIAL

FIRST QUARTER RETURNS VS. PEERS


10.54%
8.59%
0.68%
0.90%
Enterprise
Peers
Return on
Average Common Equity
Enterprise
Peers
Return on
Average Assets

Source: SNL

ENTERPRISE FINANCIAL

INCREASING NET INTEREST MARGIN


Loan Yield
Organic Loan Yield
Net Interest Margin
Cost of Interest-Bearing Deposits
7.19%
4.76%
3.42%
3.43%
1.50%
1.44%
Q1 2010
Q2
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012

ENTERPRISE FINANCIAL

IMPROVING ASSET QUALITY


Non-Performing Loans/Loans
Non-Performing Assets/Assets
Net Charge-Offs /Average Loans
Q1 2010
Q2
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012

*Excludes change in FDIC indemnification asset

ASSET QUALITY COMPARED TO MIDWEST PEERS


2.46%
2.87%
2.06%
2.24%
0.45%
0.76%
Enterprise
Midwest Peers
Non-Performing Loans to Loans
Enterprise
Midwest Peers
Non-Performing Assets to Assets
Enterprise
Midwest Peers
Net Charge-Offs to Average Loans

Midwest peers are Midwestern banks covered by Stifel Nicolaus & Co. Inc. First quarter 2012
Source: SNL

FAVORABLE OPERATING EFFICIENCY


58%
63%
2.5%
3.1%
Enterprise
Peers
Efficiency Ratio
Enterprise
Peers
Expenses/Assets

12 months ended March 31, 2012
Source: SNL

CAPITAL EXCEEDS REGULATORY STANDARD


10% Regulatory Standard
13.85%
15.30%
5.41%
8.17%
Enterprise
Peers
Total Risk-Based Capital
Enterprise
Peers
Tangible Common Equity

First quarter 2012
Source: SNL

Capital strategies

- Bank comfortably exceeds “well capitalized” standard
- But new capital standards evolving
- Will seek approval to redeem U.S. Treasury preferred this year
- Targeting increase in tangible common equity to 7.00% by year end 2014



Core business strengthening and growing

Peter Benoist

President & CEO of Enterprise Financial

Environment & implications

Slow economic growth	• Low loan demand • Price competition
Low rates **Flat yield curve**	• Margin pressure
Growing regulatory burden	• Higher costs

The most highly valued banks: superior risk-adjusted not necessarily fastest growing

- Growth in core deposits
- Growth in risk-adjusted assets
- Fee income from diversified sources
- Ability to access capital

Greater shareholder value

STRONG CORE DEPOSIT GROWTH

(dollars in millions)


$1,904
$1,822
$2,040
$2,298
$2,430
$2,411
$2,817
$2,791
$2,794
Total
$1,117
$1,135
$1,127
Money Markets
CDs
Checking
$301
$294
$304
$445
$474
$557
$585
Checking Account Growth Reduces Cost of Funds
2010 Q1
Q2
Q3
Q4
2011 Q1
Q2
Q3
Q4
2012 Q1

C&I LOANS DRIVING STEADY GROWTH

(dollars in millions)


$1,786
$1,760
$1,797
$1,766
$1,761
$1,826
$1,868
$1,897
$1,918
Total Loans
$551
$546
$593
$594
$613
$688
$706
$763
$792
Commercial & Industrial Loans
$418
$404
$397
$380
$351
$336
$330
$311
$306
Construction & Residential Real Estate Loans
Q1 2010
Q2
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012
*Excludes FDIC covered loans

FAVORABLE LOAN MIX


Residential Real Estate
Consumer & Other
Construction/Land
Commercial & Industrial
Commercial Real Estate - Investor Owned
Commercial Real Estate - Owner Occupied
First quarter 2012

HIGH-VALUE SPECIALTY LENDING EXPANDS & GROWS

- Added asset-based lending
- #1 SBA 504 lender in St. Louis
  #2 SBA lender in Kansas City
- Merger & acquisition lending grew to $93 million

TOTAL FEE INCOME INCREASING

(dollars in thousands)


$7,213
$4,717
$4,217
$5,243
2010 Q
Q2
Q3
Q4
2011 Q1
Q2
Q3
Q4
2012 Q1

*Excludes change in FDIC indemnification asset

GROWING, DIVERSIFIED FEE INCOME


Wealth Management
Miscellaneous
Securities Sales
State Tax Credit
Other Real Estate
Service Charges

Excludes FDIC indemnification asset

	2010	2011
Wealth Management Revenue	$6,414	$6,841
Service Charges & Fees	$4,739	$5,091
Sale of Other Real Estate	$79	$862
State Tax Credit Brokerage	$2,250	$3,645
Securities Sales	$1,987	$1,450
Miscellaneous Income	$2,792	$4,113
TOTAL	$18,261	$22,002

2011 fee income up 20%

EFFECTIVE RISK MANAGEMENT

- Dodd-Frank impact
- Enterprise risk management
- Regulatory relations


Financial
Kansas

FDIC ACQUISITIONS ADDED PROFITS AND NEW DIMENSIONS TO COMPANY

Stephen P. Marsh

Chairman & CEO, Enterprise Bank & Trust

BENEFITS: BOTH FINANCIAL AND STRATEGIC


Financial Benefit
Arizona
Kansas City

- Significant earnings
- FDIC loss protection on acquired assets
- Established Arizona
- Doubled Kansas City presence

FDIC ASSETS FINANCIAL BENEFITS


Financial Benefit

- $11.2 million 2010 net revenue
- $27.6 million 2011 net revenue
- $5.8 million first quarter 2012 net revenue

ESTABLISHED ARIZONA


Arizona

- Three FDIC-assisted acquisitions
- $265 million total assets
- Added two Scottsdale offices

DOUBLED KANSAS CITY PRESENCE


Kansas City

- One FDIC-assisted acquisition
- Deposits increased from $595 million to over $1 billion
- 8th in deposit market share
- Added Olathe market to Johnson County footprint

On Balance, Substantial and Lasting Shareholder Value

- FDIC-covered assets contributed $45 million in net revenue the last 9 quarters
- Forecasting additional accretable yield of $101 million
- Ongoing contributions expected from:
  - 2 new and expanded markets
  - 6 new locations
  - 20,000 new clients
  - Acquired more than $500 million in deposits

Growth Doesn't Come Easily

Thanks to our bankers for their extra efforts in dealing with the challenges of:

- Loan workouts
- Integration of new systems
- Training new people


ENTERPRISE
TRUST

Summing Up

Peter Benoist
President & CEO, Enterprise Financial

Valued by the Most Important Stakeholder of All: Our Clients


50%
18%
Enterprise
Bank Avg.
Net Promoter Score

92% Positive Ratings by Enterprise University Participants

99% of St. Louis Clients Likely to Recommend, Best Among Top 5 Banks - Greenwich Research

MARKET–LEADING CLIENT SATISFACTION


92%
35%
68%
47%
47%
Enterprise
National Bank A
National Bank B
Regional Bank C
Regional Bank D
Greenwich Research Associates, St. Louis companies $1 – 50 million, 2011

CAPITALIZING ON OUR POSITION, BRAND ADVERTISING FEATURING EU



SUMMARY

- We've validated our business model
- Tremendous opportunity to leverage our investments in Kansas City & Phoenix
- We are positioned well against the competition
- We have the best people in the business

QUESTIONS?